SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 1, 2003

STORAGE COMPUTER CORPORATION

(Exact Name of Registrant as specified in its charter)

DELAWARE	1-13616	02-045093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Riverside Street, Nashua, NH	03062-1373
(Address of Principal Executive Offices)	(Zip Code)

(603) 880-3005

Registrant’s telephone number, including area code:

Not Applicable

(Registrant’s Name or Former Address, if Change Since Last Report)

Item 9.    Regulation FD Disclosure.

The information contained in this Item 9 in this report on Form 8-K is being furnished pursuant to Item 12 “Results of Operations and Financial Condition.” The Company issued a press release on April 1, 2003 announcing its results of operations for the fourth quarter and the year ended December 31, 2002, a copy of which is attached as Exhibit 99.1.

(c)	Exhibits.

99.1    Press Release dated April 1, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2003	STORAGE COMPUTER CORPORATION

By: /s/ Peter N. Hood

Name: Peter N. Hood

Title: Chief Financial Officer